UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 22, 2011
Apollo Group, Inc.

(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona	85040

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 966-5394
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 22, 2011, Stephen J. Giusto resigned from the Board of Directors of Apollo Group, Inc. (the “Company”). Mr. Giusto also served as a member of the Audit Committee of the Board until his resignation. Mr. Giusto has accepted employment with the Company commencing March 1, 2011 in a senior management position to manage, expand and grow the Company’s educational services offerings.
     In connection with Mr. Giusto’s resignation, Dr. Ann Kirschner has been appointed by the Board of Directors to serve on the Audit Committee of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.
February 22, 2011	By:	/s/ Brian L. Swartz
		Name:	Brian L. Swartz
		Title:	Senior Vice President and Chief Financial Officer